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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 02549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 18, 1999




                           PHONETEL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




Ohio                                    0-16715                  34-146219
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(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)         Identification Number)




North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio   44114-1195
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(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, including area code            (216) 241-2555
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Item 4.         Changes in Registrant's Certifying Accountants

(a) The Registrant previously reported the resignation of its former independent public accountants on its Current Report on Form 8-K dated November 9, 1998 and filed November 13, 1998.

(b) On January 18, 1999, the Registrant engaged BDO Seidman, LLP as its new independent public accountant to audit the Registrant's financial statements for its fiscal year ended December 31, 1998.

                The Registrant has not consulted with BDO Seidman, LLP during the previous two fiscal years and the interim period to date on any matter which was the subject of any disagreement or with respect to any "reportable event" as defined in Item 304 of Regulation S-K or on the application of accounting principles to any specified transaction, whether completed or proposed, or the type of audit opinion which might be rendered on the Registrant's financial statements.

                The Registrant has requested BDO Seidman, LLP to review the disclosure in this Report before filing with the Securities and Exchange Commission and has provided BDO Seidman, LLP the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's statements or with respect to which it does not agree with the statements made in this Report. BDO Seidman, LLP has informed the Registrant that it has reviewed these disclosures and does not intend to furnish the Registrant with such a letter.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PHONETEL TECHNOLOGIES, INC.




Date:    January 21, 1999                      By:    /s/ Richard P. Kebert
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                                                      Richard P. Kebert
                                                      Chief Financial Officer